Exhibit 99.2


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

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Balance Sheet as of September 30, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of September 30, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Texhoma Energy, Inc. after the asset sale and share exchange.

                                                                                                                 Consolidated
                                                                        40% Venture Interest                    Texhoma Energy
                                                                                                                  Inc. with
                                                   Black Swan Petroleum  Black Swan Petroleum      Texhoma       40% Minority
                                                     (Thailand), Ltd.      (Thailand), Ltd.      Energy, Inc.     Subsidiary
                                                    ------------------    ------------------    --------------   -------------
ASSETS


CURRENT ASSETS
Cash and cash equivalents                           $            5,726   $            2,290     $      157,704   $     159,994
Accounts receivable, net                                       718,732              287,493                  -         287,493
                                                    ------------------   ------------------     --------------   -------------
Total Current Assets                                           724,458              289,783            157,704   $     447,487

Investment in Subsidary                                                                               1,489,722        466,522
Property and equipment, net                                      3,465               1,386                   -           1,386
                                                    ------------------  ------------------      --------------    ------------
Total Assets                                        $          727,923  $          291,169      $    1,647,426    $    915,395
                                                    ==================  ==================      ==============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities            $        2,879,101           1,151,640      $      124,572    $  1,276,212
Payroll taxes payable                                          141,375              56,550                   -          56,550
                                                    ------------------  ------------------      --------------    ------------
Total Current Liabilities                                    3,020,476           1,208,190             124,572       1,332,762

Note Payable - affiliates                                   7,484,007            2,993,603             150,000       3,143,603
                                                   ------------------   ------------------      --------------    ------------
Total Liabilities                                          10,504,483            4,201,793             274,572       4,476,365
                                                   ------------------   ------------------      --------------    ------------

Shareholders' Equity (Deficiency)
BLACK SWAN PETROLEUM (THAILAND) LTD.
Common stock, $0.01 par value, 100,000,000
shares authorized, 1,100 shares issued and
   outstanding                                              2,558,000            1,023,200
                                                                    -                    -
TEXHOMA ENERGY, INC.
Common stock, $0.001 par value, 200,000,000
shares authorized, 102,812,252 shares issued
   and outstanding                                                  -                    -             102,812         102,812
Additional paid-in capital                                          -            6,922,141           6,922,141       6,922,141
Retained Earnings (Accumulated deficit)                   (12,334,560)          (4,933,824)         (5,652,099)    (10,585,923)
                                                   ------------------   ------------------      --------------    ------------
Total Shareholders' Deficiency                             (9,776,560)          (3,910,624)          1,372,854      (3,560,970)
                                                   ------------------   ------------------      --------------    ------------

Total Liabilities & Shareholders' Deficiency       $          727,923   $          291,169      $    1,647,426    $    915,395
                                                   ==================   ==================      ==============    ============

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

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Balance Sheet as of September 30, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of September 30, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Texhoma Energy, Inc. after the asset sale and share exchange.



                                                                                                         Consolidated
                                                                 40% Venture Interest                    Texhoma Energy
                                                                                                           Inc. with
                                            Black Swan Petroleum  Black Swan Petroleum    Texhoma         40% Minority
                                              (Thailand), Ltd.      (Thailand), Ltd.     Energy, Inc.      Subsidary
                                             ------------------    ------------------   --------------   -------------
NET REVENUES                                 $                -   $                 -   $            -

OPERATING EXPENSES:
Sales and marketing                                      21,563                 8,625            34,612         43,237
General and administrative                              362,750               145,100         1,074,974      1,220,074
                                             ------------------    ------------------    --------------  -------------

INCOME FROM OPERATIONS                                 (384,313)             (153,725)       (1,109,586)    (1,263,311)
                                             ------------------    ------------------    --------------  -------------

Other expenses/(Income):
  Interest Income                                        (6,529)               (2,611)                -         (2,611)
  Interest Expense                                           51                    20                               20
  Exploration Expenses                               11,533,803             4,613,521                        4,613,521
                                             ------------------    ------------------    --------------

Total other expenses, net                            11,527,325             4,610,930                 -      4,610,930
                                             ------------------    ------------------    --------------  -------------

LOSS BEFORE INCOME TAXES                            (11,911,638)           (4,764,655)       (1,109,586)    (5,874,241)

INCOME TAX (BENEFIT) PROVISION                                -                     -                 -              -
                                             ------------------    ------------------    --------------  -------------

NET LOSS                                     $      (11,911,638)   $       (4,764,655)   $   (1,109,586) $  (5,874,241)
                                             ==================    ==================    ==============  =============

NET LOSS AVAILABLE TO
COMMON SHAREHOLDERS                                 (11,911,638)           (4,764,655)       (1,109,586)    (5,874,241)
                                             ==================    ==================    ==============  =============
     Foreign Currency Translation                       422,922               169,169                          169,169
TOTAL NET COMPREHENSIVE LOSS                 $      (12,334,560)   $       (4,933,824)   $   (1,109,586) $  (6,043,410)
                                             ==================    ==================    ==============  =============

NET LOSS PER SHARE:

 Basic:                                                  11,213                11,213             (0.01)         (0.06)

Diluted:                                                 11,213                11,213             (0.01)         (0.06)


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

  Basic                                                   1,100                   440       102,812,252    102,812,252


  Diluted                                                 1,100                   440       102,812,252    102,812,252

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